UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 10, 2016

CLECO CORPORATE HOLDINGS LLC
(Exact name of registrant as specified in its charter)

Louisiana	1-15759	72-1445282
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

2030 Donahue Ferry Road
Pineville, Louisiana	71360-5226
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (318) 484-7400

CLECO POWER LLC
(Exact name of registrant as specified in its charter)

Louisiana	1-05663	72-0244480
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

2030 Donahue Ferry Road
Pineville, Louisiana	71360-5226
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (318) 484-7400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On May 10, 2016, the Boards of Managers (the “Boards”) of each of Cleco Corporate Holdings LLC (“Cleco”) and Cleco Power LLC (“Cleco Power”) approved the compensation of Darren J. Olagues in connection with his promotion to Chief Executive Officer of Cleco and Cleco Power effective April 13, 2016.

In connection with Mr. Olagues’ new position, the Boards approved an increase in his annualized base salary to $550,000, representing a 36.8% increase from his prior annualized base salary, a target Pay for Performance Plan (annual cash bonus) award level of 80% of his new annualized base salary, and an annualized target for his long-term incentive compensation of 177% of his new annualized base salary. The terms of the long-term incentive compensation plan will be determined at a later date. Mr. Olagues’ base salary, annual cash bonus, and long-term incentive compensation will be reviewed at least annually by the Boards.

The Boards also approved a modification to the terms of the Cleco's Supplemental Executive Retirement Plan (“SERP”) as it relates to Mr. Olagues. Certain Cleco officers are covered by SERP, which is a non-qualified, non-contributory, defined benefit pension plan. Benefits under SERP reflect an officer’s years of service, age at retirement, and a final average earnings formula based on the sum of (a) the highest base salary paid out over the last five calendar years and (b) the average of the three highest cash bonuses paid during the 60 months prior to retirement, which sum is reduced by certain other benefits received by the officer. Mr. Olagues’ SERP will be frozen as of January 1, 2018, so that his final average earnings for purposes of calculating his SERP benefit will not change. However, Mr. Olagues’ SERP benefit will continue to be adjusted after January 1, 2018 as his age and tenure with Cleco increase. The Boards considered the total value of Mr. Olagues' compensation package when considering adjustments to the terms and conditions of his SERP benefit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CLECO CORPORATE HOLDINGS LLC

Date: May 16, 2016	By: /s/ Terry L. Taylor
Terry L. Taylor
Chief Financial Officer, Controller, and Chief Accounting Officer

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CLECO POWER LLC

Date: May 16, 2016	By: /s/ Terry L. Taylor
Terry L. Taylor
Chief Financial Officer, Controller, and Chief Accounting Officer